EXHIBIT INDEX

(d)(2) Amendment to Investment Management Services Agreement between Registrant, on behalf of AXP Variable Portfolio - Capital Resources Fund, AXP Variable Portfolio - International Fund and AXP Variable Portfolio - Strategy Aggressive Fund, and American Express Financial Corporation dated June 3, 2002.

(d)(4) Amendment to Investment Management Services Agreement between Registrant, on behalf of AXP Variable Portfolio - New Dimensions Fund and American Express Financial Corporation dated June 3, 2002.

(d)(6) Amendment to Investment Management Services Agreement between Registrant, on behalf of AXP Variable Portfolio - Blue Chip Advantage Fund, AXP Variable Portfolio - Growth Fund and AXP Variable Portfolio - Small Cap Advantage Fund, and American Express Financial Corporation dated June 3, 2002.

(d)(8) Amendment to Investment Management Services Agreement between Registrant, on behalf of AXP Variable Portfolio - Emerging Markets Fund, and AXP Variable Portfolio - S&P 500 Index Fund, and American Express Financial Corporation dated June 3, 2002.

(d)(10) Amendment to Investment Management Services Agreement between Registrant, on behalf of AXP Variable Portfolio - Equity Select Fund, and American Express Financial Corporation dated June 3, 2002.

(d)(12) Amendment to Investment Management Services Agreement between Registrant, on behalf of AXP Variable Portfolio - Stock Fund, and American Express Financial Corporation dated June 3, 2002.

(d)(14) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation dated Sept. 13, 1999.

(d)(15) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation dated April 11, 2001.

(d)(17) Amendment to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation dated June 3, 2002.

(d)(23) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - Capital Resource Fund, AXP Variable Portfolio - Strategy Aggressive Fund and AXP Variable Portfolio - International Fund, and American Express Financial Corporation, dated June 3, 2002.

(d)(25) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - New Dimensions Fund, and American Express Financial Corporation, dated June 3, 2002.

(d)(27) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - Blue Chip Advantage Fund, AXP Variable Portfolio - Growth Fund, and AXP Variable Portfolio - Small Cap Advantage Fund, and American Express Financial Corporation dated June 3, 2002.

(d)(29) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - Emerging Markets Fund and AXP Variable Portfolio - S&P 500 Index Fund, and American Express Financial Corporation, dated June 3, 2002.

(d)(31) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - Equity Select Fund, and American Express Financial Corporation, dated June 3, 2002.

(d)(33) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - Stock Fund, and American Express Financial Corporation, dated June 3, 2002.

(q)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement dated Jan. 9, 2002.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002.